UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021
LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowes Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	LOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The Lowe’s 401(k) Plan (the “Plan”) will be transitioning recordkeepers from Wells Fargo Institutional Retirement & Trust to Principal Financial Group as a result of Principal’s July 1, 2019 acquisition of Wells Fargo’s retirement plan, institutional trust and custody, and institutional asset advisory businesses. As a result of this transition, there will be a blackout period in which Plan participants and beneficiaries temporarily will be unable to (i) direct or diversify investments in their individual accounts or (2) obtain a distribution from the Plan. The blackout period will begin at 1:00 p.m. Eastern Time on June 16, 2021 and end during the week of June 21, 2021 (the “Blackout Period”).

On June 1, 2021, the Company sent a notice of the Blackout Period (the “Blackout Period Notice”) to the members of its Board of Directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, informing them that during the Blackout Period they will be subject to the prohibitions under those provisions on purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company.

A copy of the Blackout Period Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting Sandy Felton, Director, Stock Plan Administration, by telephone at (704) 758-3186, or in writing, at Lowe’s Companies, Inc., 1000 Lowes Boulevard, Mooresville, North Carolina 28117.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Notice Regarding 401(k) Plan Blackout Period and Trading Restrictions, dated June 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: June 1, 2021	By:	/s/ Ross W. McCanless
	Name:	Ross W. McCanless
	Title:	Executive Vice President, General Counsel and Corporate Secretary